UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

February 24, 2026
Date of Report (Date of Earliest Event Reported)

Central Index Key Number of the issuing entity:  0001981769
BBCMS Mortgage Trust 2023-C20
(Exact name of issuing entity)

Central Index Key Number of the registrant:  0001541480
Barclays Commercial Mortgage Securities LLC
(Exact name of registrant as specified in its charter)

Central Index Key Number of the sponsor:  0001549574
Barclays Capital Real Estate Inc.
(Exact name of sponsor as specified in its charter)

Central Index Key Number of the sponsor:  0001102113
Bank of America, National Association
(Exact name of sponsor as specified in its charter)

Central Index Key Number of the sponsor:  0001685185
UBS AG New York Branch
(Exact name of sponsor as specified in its charter)

Central Index Key Number of the sponsor:  0000927971
Bank of Montreal
(Exact name of sponsor as specified in its charter)

Central Index Key Number of the sponsor:  0001755531
Societe Generale Financial Corporation
(Exact name of sponsor as specified in its charter)

Central Index Key Number of the sponsor:  0001548405
Starwood Mortgage Capital LLC
(Exact name of sponsor as specified in its charter)

Central Index Key Number of the sponsor:  0001968416
Argentic Real Estate Finance 2 LLC
(Exact name of sponsor as specified in its charter)

Central Index Key Number of the sponsor:  0001592182
LMF Commercial, LLC
(Exact name of sponsor as specified in its charter)

New York	333-257737-08	38-4258212 38-4258213 38-7292508
(State or other jurisdiction of incorporation of issuing entity)	(Commission File Number of issuing entity)	(I.R.S. Employer Identification Numbers)

c/o Computershare Trust Company, N.A.
9062 Old Annapolis Road
Columbia, MD 21045
(Address of principal executive offices of the issuing entity) (Zip Code)

(212) 528-7479
Registrant's Telephone number, including area code

Former name or former address, if changed since last report:  Not Applicable

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act(17 CFR 240.14d-2(b))

☐  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act(17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

☐  Emerging growth company

☐  If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised Financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.

Item 8.01 Other Events.

The Oxmoor Center Mortgage Loan, which constituted approximately 2.7% of the asset pool of the issuing entity as of its cut-off date, is an asset of the issuing entity and is part of a loan combination that is being serviced and administered under the pooling and servicing agreement, dated as of July 1, 2023 relating to the Benchmark 2023-V3 Mortgage Trust filed as Exhibit 4.1 to the registrant’s Current Report on Form 8-K filed on August 4, 2023 (the “Benchmark 2023-V3 PSA”).  Pursuant to Section 7.01(d) of the Benchmark 2023-V3 PSA, Greystone Servicing Company LLC, a Delaware limited liability company, was removed as special servicer of the Oxmoor Center Mortgage Loan and 3650 REIT Loan Servicing LLC (“3650 Servicing”), a Delaware limited liability company, was appointed as the successor special servicer of the Oxmoor Center Mortgage Loan under the Benchmark 2023-V3 PSA.

In the interest of transaction management, this Current Report on Form 8-K is being filed to record that, effective as of February 24, 2026, the Oxmoor Center Mortgage Loan will be specially serviced, if necessary, pursuant to the Benchmark 2023-V3 PSA, by 3650 Servicing.  The principal servicing office of 3650 Servicing is located at 2977 McFarlane Road, Suite 300, Miami, Florida 33133, and its telephone number is (305) 901-1000.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Barclays Commercial Mortgage Securities LLC
(Depositor)

/s/ Daniel Schmidt
Daniel Schmidt, Authorized Signatory

Date:  February 24, 2026